UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                    0-22011                  86-0760991
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     (State or other        (Commission File Number)       (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)


  2575 East Camelback Road, Ste. 450, Phoenix, AZ             85016
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      (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 8.01    OTHER EVENTS
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      The Registrant, by means of its quarterly report for the three months ended July 31, 2006 (as filed with the Securities and Exchange Commission on September 19, 2006) and by means of its Current Report on Form 8-K, dated September 15, 2006 (as filed with the Securities and Exchange Commission on September 21, 2006), disclosed the resignation of Nirmal Mulye Ph.D. ("Mulye") from his position as a director of the Registrant. On September 8, 2006 Mulye and his affiliated corporation Nostrum Pharmaceuticals, Inc. ("NOSTRUM") filed information on Schedule 13D (subsequently amended on September 18, 2006) (as so amended, the "MULYE 13D"), disclosing his alleged reasons for resigning as well as his other alleged grievances.

      By means of this Current Report on Form 8-K, the Registrant shall address numerous items raised in the Mulye 13D.

      As indicated in the Mulye 13D, (i) Mulye serves as the sole director of Nostrum; (ii) Nostrum is party to three license agreements with the Company, each of which is material to the business, prospects, financial condition, and results of operations of the Company; and (iii) Mulye and Nostrum have provided to Bank of India guarantees of the outstanding indebtedness of the Registrant to Bank of India. A detailed description of such license agreements is set forth in the Annual Report on Form 10-K of the Registrant for the year ended October 31, 2005. A detailed description of such guarantees is set forth in the Current Report on Form 8-K, dated May 23, 2006 (as filed with the Securities and Exchange Commission on May 26, 2006).

      As a result of the relationships of Nostrum with the Registrant, the Registrant believes that potential conflicts of interest exists between Mulye and the Registrant with respect to, among other things, business opportunities.

      The Board of Directors, at its meeting on September 8, 2006, authorized the creation of a special independent committee (the "COMMITTEE") of directors to conduct an investigation into interested party transactions, as well as control, audit and governance procedures at the company. The Committee has been authorized by the Board of Directors to retain independent counsel in its discretion as well as other consultants necessary and appropriate for the conduct of such investigation.

      As a result of the foregoing investigation and Mulye's role as sole owner and director of Nostrum, at this time, the Board of Directors believes that the request of Mulye to serve as Chief Executive Officer, as described in the Mulye 13D, is not in the best interest of the stockholders of the Registrant. The Board believes that it would be inappropriate to effect a change in management by appointing Mr. Mulye as Chief Executive Officer while the Committee is still conducting its investigation.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:     OCTOBER 2, 2006

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         BY:         /S/ RONALD H. LANE
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                                         NAME:  RONALD H. LANE, PHD.
                                         TITLE: PRESIDENT